FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial instruments	FINANCIAL INSTRUMENTS
In order to reduce the risks associated with fluctuations in interest rates, the Company has hedged exposures to interest rates using derivative instruments, which involves swapping floating rates of interest to fixed rates of interest. These instruments are not designated as hedges for accounting purposes.

Credit risk is the failure of the counterparty to perform under the terms of the derivative instrument. When the fair value of a derivative instrument is positive, the counterparty owes the Company, which creates credit risk for the Company. When the fair value of a derivative instrument is negative, the Company owes the counterparty, and, therefore, the Company is not exposed to the counterparty's credit risk in those circumstances. The Company minimizes counterparty credit risk in derivative instruments by entering into transactions with major banking and financial institutions. The derivative instruments entered into by the Company do not contain credit risk-related contingent features. The Company has not entered into master netting agreements with the counterparties to its derivative financial instrument contracts.
Market risk is the adverse effect on the value of a derivative instrument that results from a change in interest rates, currency exchange rates or commodity prices. The market risk associated with interest rate contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.
The Company assesses interest rate risk by monitoring changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating economical hedging opportunities.
In order to reduce the risk associated with fluctuations in interest rates, the Company has interest rate swap agreements, whereby it receives a floating and pays a fixed rate of interest, on an aggregate net notional principal of $670.0 million as of June 30, 2024 (December 31, 2023: $720.0 million).
The Company shortened the duration of two interest rate swaps by an aggregate 14 years resulting in cash proceeds of $5.0 million and $5.4 million in the six months ended June 30, 2024. Both swaps each have a notional principal of $50 million and have fixed interest rates of 1.91% and 2.15%, respectively. The expiration date of both swaps has shortened from July 2032 to July 2025.
Our interest rate swap contracts as of June 30, 2024, of which none are designated as hedging instruments, are summarized as follows:

(in thousands of $)	Notional principal	Weighted average maturity date	Weighted average fixed interest rate	Floating rate: Reference Rate
Receiving floating, pay fixed	841,000	January 2027	2.45%	SOFR
Receiving floating, pay fixed	110,000	August 2025	1.00%	SOFR + CAS (1)
Receiving fixed, pay floating	281,000	October 2027	4.43%	SOFR
(1)    In 2023, the reference rate for these interest rate swap agreements transitioned from the London Interbank Offered Rate, or LIBOR, to SOFR plus a credit adjustment spread of 0.26% based on the LIBOR fallback protocol.
The Company's gain on derivatives per the consolidated statement of operations for the six months ended June 30, 2024 and 2023 was comprised of the following:

(figures in thousands of $)	Six months ended
	June 30,
	2024	2023
Change in fair value of derivative instruments	(2,616)	3,032
Realized gain/(loss) on derivative instruments	13,397	11,232
Gain on derivatives	10,781	14,264
Movements in the six months ended June 30, 2024 for the derivative instrument assets and liabilities is summarized as follows:

(in thousands of $)	Derivative Instrument Asset	Derivative Instrument Liability	Total
At December 31, 2023	48,829	—	48,829
Change in fair value of derivative instruments	(2,172)	(444)	(2,616)
Proceeds from termination of derivative instruments	(10,355)	—	(10,355)
At June 30, 2024	36,302	(444)	35,858